Exhibit 99.1

Intrusion, Inc. Reports First Quarter of Fiscal 2022 Results

INTRUSION Shield Product Development Remains on Schedule for Second Half 2022 Deployment

PLANO, Texas, May 12, 2022 (GLOBE NEWSWIRE) -- Intrusion Inc. (NASDAQ: INTZ), a leader in cyberattack prevention solutions, announced today financial results for the first quarter of fiscal year 2022.

Recent Financial & Business Highlights:

•	First quarter revenue of $1.8 million was up $0.2 million sequentially and flat year-over-year.
•	INTRUSION Shield revenue increased 7% sequentially and represented approximately 12% of total revenue in the quarter.
•	New product development remains on track with planned cloud and end-point solutions products reaching demo capability in the second quarter and will be ready to launch in the second half of 2022.
•	The Company improved its financial flexibility with the closing of the recent unsecured note offering on March 10, 2022.

“We continue to make the planned progress on our strategy and the many initiatives that define our transformation,” said Tony Scott, CEO of Intrusion. “The early re-alignment actions we took last year are now beginning to show results with improved partner and channel enablement, increased pipeline, increased POC’s, and sales growth beginning in the first quarter and improving in the second quarter. Our new products, INTRUSION Shield Cloud and INTRUSION Shield Endpoint are on track for demo in the second quarter and general availability in the second half of 2022. Importantly, we have strengthened our overall financial position so that we are able to meet our operational needs and support our strategic initiatives.”

“The cybersecurity landscape is changing rapidly, with zero-day attacks becoming more prevalent. Our products are tested and proven to provide a critical protection layer in an organization’s zero trust architecture, with over 25 years of IP reputational behavior to protect entities from these very real threats.”

“We are moving forward with a clear vision for our future, and we are focused on transforming that vision into compelling and innovative products that uniquely position Intrusion to capitalize on the robust opportunities in the evolving cybersecurity marketplace.”

First Quarter Financial Results

Revenue for the first quarter of 2022 was $1.8 million, in-line with the first quarter of 2021. Increases in INTRUSION Shield revenue was offset by lower revenue from our legacy consulting business.

The gross profit margin was 64% for the first quarter of 2022, compared to 66% for the first quarter of 2021.

Operating expenses in the first quarter of 2022 were $5.2 million, also in-line with the first quarter of 2021. Decreases in sales and marketing expenses were offset by higher than normal general and administrative expenses from legal and professional services.

The net loss for the first quarter 2022 was $4.1 million, or ($0.21) per share, compared to a loss of $3.9 million, or ($0.22) per share for the first quarter of 2021.

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As of March 31, 2022, cash and cash equivalents were $6.1 million, and working capital was $1.3 million.

Conference Call

Intrusion’s management will host a conference call today at 4:00 P.M., CST. Interested investors can access the live call by dialing 1-888-330-2041, or 1-646-960-0151 for international callers, and providing the following access code: 6774917. The call will also be webcast live LINK. For those unable to participate in the live conference call, a replay will be accessible beginning tonight at 7:00 P.M. CST until May 26, 2022, by dialing 1-800-770-2030, or 1-647-362-9199 for international callers, and entering the following access code: 6774917. Additionally, a live and archived audio webcast of the conference call will be available at www.intrusion.com.

About Intrusion Inc.

Intrusion, Inc. is a cybersecurity company based in Plano, Texas. The Company offers its customers access to their exclusive threat intelligence database containing the historical data, known associations, and reputational behavior of over 8.5 billion IP addresses. After years of gathering global internet intelligence and working exclusively with government entities, the company released its first commercial product in 2021. INTRUSION Shield is designed to allow businesses to incorporate a Zero Trust, reputation-based security solution into their existing infrastructure. INTRUSION Shield observes traffic flow and instantly blocks known malicious or unknown connections from both entering or exiting a network to help protect against Zero-Day and ransomware attacks. Incorporating INTRUSION Shield into a network can elevate an organization's overall security posture by enhancing the performance and decision-making of other solutions in its cybersecurity architecture.

Cautionary Statement Regarding Forward-Looking Information

This release may contain certain forward-looking statements, including, without limitation, our expectations for positive effects or our current sales and marketing efforts, our restructured sales network, the expectation that our expanded product offerings will have a positive impact on future sales and revenues, and forecasts that our capital needs and cash flows for the near future will be met by this recent financing, which statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements speak only as of the date hereof and involve a number of risks and uncertainties. These statements are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, including, the risk that this financing fails to provide the needed capital for the Company to execute its current business strategies, the Company does not achieve the anticipated results from its current sales, marketing, operational, and product development initiatives, as well as risks that we have detailed in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.”

IR Contact

Alpha IR Group

Mike Cummings or Sam Cohen

INTZ@alpha-ir.com

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INTRUSION INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended March 31,
	March 31,	March 31,
	2022	2021
Revenue	$1,835	$1,852
Cost of revenue	654	625

Gross profit	1,181	1,227

Operating expenses:
Sales and marketing	1,455	2,689
Research and development	1,650	1,469
General and administrative	2,060	973

Operating loss	(3,984)	(3,904)

Interest and other income	1	3
Interest expense	(71)	(2)

Net loss attributable to common stockholders	$(4,054)	$(3,903)

Net loss per share attributable to common stockholders:
Basic	$(0.21)	$(0.22)
Diluted	$(0.21)	$(0.22)

Weighted average common shares outstanding:
Basic	19,113	17,541
Diluted	19,113	17,541

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INTRUSION INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except par value amounts)

	March 31,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash and cash equivalents	$6,079	$4,100
Accounts receivable	1,174	1,034
Prepaid expenses	648	356
Total current assets	7,901	5,490
Non-Current Assets:
Property and Equipment:
Equipment	2,677	2,517
Furniture and fixtures	43	43
Leasehold improvements	67	67
Property and equipment, gross	2,787	2,627
Accumulated depreciation and amortization	(1,713)	(1,567)
Property and equipment, net	1,074	1,060

Finance leases, right-of-use assets, net	1,543	1,709
Operating leases, right-of-use assets, net	733	808
Other assets	165	166
Total non-current assets	3,515	3,743
TOTAL ASSETS	$11,416	$9,233

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable, trade	$807	$718
Accrued expenses	896	534
Finance lease liabilities, current portion	647	644
Operating lease liabilities, current portion	1,035	935
Note payable, current portion	2,859	–
Deferred revenue	337	560
Total current liabilities	6,581	3,391

Non-Current Liabilities:
Note payable, noncurrent portion	1,783	–
Finance lease liabilities, noncurrent portion	663	673
Operating lease liabilities, noncurrent portion	1,087	1,250
Total non-current liabilities	3,533	1,923

Stockholders’ equity:
Common stock $0.01 par value:
Authorized shares – 80,000 Issued shares – 19,474 in 2022 and 19,135 in 2021
Outstanding shares – 19,464 in 2022 and 19,125 in 2021	195	191
Common stock held in treasury, at cost – 10 shares	(362)	(362)
Additional paid-in capital	85,663	84,230
Accumulated deficit	(84,151)	(80,097)
Accumulated other comprehensive loss	(43)	(43)
Total stockholders’ equity	1,302	3,919
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,416	$9,233

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